SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 12, 2001

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



     Delaware                 File No. 1-8009                36-3060977
    (State of             (Commission File Number)         (IRS Employer
  incorporation)                                        Identification No.)




6718 West Plank Road, Peoria, Illinois                      61604
(Address of principal executive offices)                  (zip code)

Registrant's telephone number, including area code:    (309) 697-4400
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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.


               Exhibit 99.1 Cautionary statement regarding risks and uncertainties relating to our forward looking statements

               Exhibit 99.2   Press release issued February 12, 2001


Item 9.   Regulation FD

          On February 12, 2001, ROHN Industries, Inc. issued the press release attached as exhibit 99.2.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             ROHN INDUSTRIES, INC.



Dated:  February 12, 2001               By:  /s/ James F. Hurley
                                           ---------------------------------
                                           James F. Hurley
                                           Chief Financial Officer